UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2009

InferX Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-51720	54-1614664
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46950 Jennings Farm Drive
Suite 290, Sterling, VA	20164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 444-6030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed by InferX Corporation is being filed solely to add the form convertible debenture that was intended to be attached as Exhibit 10.1.

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2009 the Registrant (“InferX ”) entered into a Debenture and Warrant Purchase Agreement pursuant to which Street Capital, LLC, the placement agent, agreed to use its best efforts to provide bridge financing through unnamed prospective purchasers in return for an 8% secured convertible debenture (the “Debenture”) in the principal amount of $300,000 at a conversion price of $.20 per share of InferX’s common stock and equity participation in the form of a class A common stock purchase warrant to purchase an aggregate of up to 450,000 shares of InferX’s common stock with an exercise price per share equal to $0.20, and a class B common stock purchase warrant to purchase an aggregate of up to 120,000 shares of InferX’s common stock, with an exercise price per share equal to $0.50. InferX received only $150,000 of the $300,000 total principal on December 23, 2009, the balance of which it expects to receive in January 2010. InferX also entered into a Security Agreement pursuant to which it granted to the Debenture holders a first lien against all its assets, including its software, as security for repayment of the Debenture. The preceding summary is qualified in its entirety by reference to the form of the Debenture, warrants, Security Agreement and Debenture and Warrant Purchase Agreement, which are filed as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

Item 2.01 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure made under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

There was only one accredited investor purchasing the Debenture in this bridge financing. We conducted the offering in reliance upon the exemption from registration provided by Section 4(2) and/or Rule 506 of Regulation D under the Securities Act. Reference also is made to the disclosure made under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Convertible Debenture

10.2	Form of Class A Warrant

10.3	Form of Class B Warrant

10.4	Form of Security Agreement

10.5	Form of Debenture and Warrant Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2010	InferX Corporation

	By:	/s/ Vijay Suri
Vijay Suri
President and CEO